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                      ASSIGNMENT OF INTEREST
                       IN LICENSE AGREEMENT

B E T W E E N:

                    G.R.B. TECHNOLOGIES INC., a corporation
                    incorporated pursuant to the laws of the Province of Ontario, Dominion of Canada

                    (Hereinafter referred to "GRB")

                    - and -

                    SUNBOW PROTECTIVE COATINGS INC., a
                    corporation incorporated pursuant to the laws of the Province of Ontario, Dominion of Canada

                    (Hereinafter referred to as "Sunbow")

                    - and -

                    SUPERCRETE N/A LIMITED, a corporation
                    incorporated pursuant to the laws of the Turks and Caicos Islands, British West Indies

                    (Hereinafter referred to as "Supercrete")

          WHEREAS by an agreement dated the 30th day of November, 1995, between GRB and Supercrete (hereinafter called the "License"), a copy of which is attached hereto as Schedule "A,"
GRB acquired exclusive rights to certain technology and products throughout all of the Dominion of Canada from Supercrete;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and payments contained herein, GRB agrees to assign all rights and benefits, and Sunbow agrees to assume all obligations contained in the License (and in accordance with its terms and conditions) upon the following terms:

          1. GRB hereby assigns the License and all rights and benefits flowing thereunder to Sunbow, and releases any and all interests in and to the License.

          2. As consideration for the assignment herein by GRB to Sunbow, Sunbow hereby agrees to assume all obligation contained in the License and required to be performed by GRB thereunder, including the payment of GRB's outstanding indebtedness of EIGHT HUNDRED FIFTY-NINE THOUSAND FOUR HUNDRED FOUR DOLLARS AND NINETY-SEVEN CENTS U.S. (US$869,404.97) owned to Supercrete thereunder.

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          3.   Sunbow agrees to indemnify and hold harmless GRB
from any claims arising pursuant to the License.

          4. Supercrete hereby consents to the assignement of the License from GRB to Sunbow upon the terms and conditions contained herein.

          5. Supercrete and Sunbow agree that GRB's outstanding indebteness of EIGHT HUNDRED FIFTY-NINE THOUSAND FOUR HUNDRED FOUR DOLLARS AND NINETY-SEVEN CENTS U.S. (US$869,404.97) owed to Supercrete shall be satisfied by Sunbow through payments to Supercrete as follows:

               (a)  on or by June 30, 1996, the amount of
     TWENTY-NINE THOUSAND SEVEN HUNDRED TWO DOLLARS AND
     FORTY-NINE CENTS U.S. (US$29,702.49);

               (b)  on or by July 31, 1996, the amount of
     TWENTY-NINE THOUSAND SEVEN HUNDRED TWO DOLLARS AND
     FORTY-EIGHT CENTS U.S. (US$29,702.48); and

               (c)  on or by the last day of each of
     following ten (10) months, the amount of EIGHTY
     THOUSAND DOLLARS U.S. (US$80,000.00), from and including August 31, 1996.

          6. The expiry date of the License, as detailed in paragraph 1 of the License, is hereby extended by Sunbow and Supercrete until the 31st day of May, 1997.

          Dated at Burlington, as of this 27th day of May, 1996.

SIGNED, SEALED AND DELIVERED  )
in the presence of:           )
                              )    G.R.B. TECHNOLOGIES INC.
                              )
                              )    By: Signature Illegible
                              )
                              )    SUNBOW PROTECTIVE COATINGS
                              )    INC.
                              )
                              )    By: Signature Illegible
                              )
                              )    SUPERCRETE N/L LIMITED
                              )
                              )    By: Arthur Smith, Designated
                              )    Signing Authority

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                           SCHEDULE "A"

                     G.R.B. Technologies Inc.

30 November, 1995

Supercrete N/A Limited
c/o Miller & Simons
Attorneys at Law
P.O. Box 260
Butterfield Square
Providenciales
Turks & Caicos Islands
British West Indies

Dear Sirs:

Supercrete N/A Limited will license to us the rights to the Supercrete Technology. Such does not include the Chemcrete primary additive (hereinafter called the "Golddust") to which you retain the exclusive title and right, such being the primary component of Supercrete Product necessary for its manufacture and production.

1. The License shall be for a period of one year commencing as of December 1, 1995 and expiring November 30, 1996. Such license shall be automatically renewable form year to year thereafter, subject to us purchasing a minimum of 40,000 lbs. Of Golddust in each subsequent calendar year, during the term of such year and not at the commencement thereof;

2. The license is exclusive to ourselves for the whole of the Dominion of Canada;

3.   The license fee if $1.00 plus the purchase of 40,000 lbs. Of
Golddust at a price of $25.00 U.S. Lb., payable as follows:

          As of this date     -    $250,000.00 U.S.
          February 29, 1996   -    $250,000.00 U.S.
          May 31, 1996        -    $250,000.00 U.S.
          August 31, 1996     -    $250,000.00 U.S.

For a total of $1,000,000.00. Upon each payment being made, you will deliver to us 10,000 lbs. of Golddust f.o.b. its place of manufacture, to such location as we may from time to time specify;






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4.   The price of the Golddust shall be firm for the above
period. Thereafter the price of the Golddust can be increased by yourselves, provided that at all times it shall be the same price as offered by yourselves to other licensees of the Supercrete Technology;

5. We may not sell Supercrete Product outside the Dominion of Canada. Should we receive an enquiry or request to purchase Supercrete Product from outside the Dominion of Canada, we will immediately advise you as to such enquiry or request and the source thereof. If such enquiry results in ourselves being instrumental in our licensing the Suprecrete Technology, we shall be entitled to your normal rate of commission applicable to parties negotiating and being instrumental in concluding licenses on your behalf.

6. On the basis we intend to establish sub-license blenders to manufacture and produce Supercrete Product, such is subject to:

          (i) Your consent to such sub-license blender which will not be unreasonably withheld;

          (ii) Such sub-license blender being restricted to the manufacture, production and sale of Supercrete
               Product only within the Dominion of Canada;

7. We are prohibited from selling or otherwise disposing of Golddust to any party in its existing form as supplied by yourselves, subject only to delivering it to a sub-licensee as approved by yourselves, and in such event only for the express purpose of manufacturing and producing Supercrete Product;

8. You shall supply us to such location as directed, all equipment necessary to blend the components of the Supercrete
Product immediately upon receipt of the second payment as hereinbefore provided for on February 28, 1996. You shall be responsible for and contribute up to the sum of $100,000.00, with ourselves being responsible for any additional cost;

9. Upon receipt of the initial payment as provided for in paragraph 3 hereof, you will provide us with copies of all test results and research and development information related to the Supercrete Product in your possession. As well you will provide us immediately the same is available, with any further test results and/or research and development information relating to either Supercrete Technology or Supercrete Product during the term of the license or any extension thereof;

10. During the term of the license and any extension thereof, in the event you develop or receive any further or additional technology or technical information related to the Supercrete
Technology and/or Supercrete Product, we will have the first

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right of refusal to acquire same by way of license upon terms the same as those offered to any other potential licensee. We agree that any improvements we may make or effect to the Supercrete
Product shall become your property;

11. You will during the term of the license or any extension thereof, provide us with master copies of all printed, video and other media promotion material in order to allow us to reproduce same;

12. We shall have the right to assign and/or sell the license rights hereby granted, subject only to your prior consent in writing, which consent will not be unreasonably withheld;

13. During the term of the license or any extension thereof, upon 30 days notice in advance, you shall at all times provide us with sufficient Golddust to satisfy your manufacturing and production requirements for Supercrete Product at your current price for same which shall be payable cash on delivery;

14. With respect to the payment due as of the date as provided for in paragraph 3 hereof, we shall be credited with the sum of $55,000.00 Canadian funds as paid with the prior license to Environmental Systems & Technologies Inc. For the Province of Ontario, which on conversion into U.S. funds shall be deducted therefrom;

15.  The terms herein recited shall at the option of either
Party, be incorporated in a formal Licensing Agreement.

On the understanding such incorporates the terms as discussed and agreed upon, we would request that you sign a copy of this letter in the place where indicated and return it.

Yours very truly,
G.R.B. TECHNOLOGIES INC.

Per: /s/ George R. Bowles, President

Supercrete N/A Limited hereby accepts and confirms all of the terms as herein contained.

DATED at Burlington, Ontario this 30th day of November, 1995.

                         SUPERCRETE N/A LIMITED
                         By its designated signing authority

                         Per: G. Colin Rayner